UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08649

EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-735-9500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

DECEMBER 31, 2014

SEMI-ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

Table of Contents

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2014

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period (the period) ended December 31, 2014, the E.I.I. Realty Securities Fund (the Fund) rose 10.2% on a per share basis and for the calendar year ending December 31 the Fund returned 31.6%. Net assets in the Fund totaled $19.6 million at the end of calendar year 2014.

The extraordinary performance of US REITs is a function of the overreaction to the anticipation of the ending of monetary stimulus, the improving US domestic economic growth, and the unexpected decline in long-term interest rates from global deflationary forces. REIT stocks came under pressure in 2013 during the so-called Taper Tantrum, when rumors of the ending of the Federal Reserve’s quantitative easing first surfaced. The trading reaction resulted from the notion that REITs are a source if dividend income, and thus analogous to bonds. In fact the long-term correlation with bonds is near zero, and rather REIT performance is a function of the commercial real estate fundamentals. As a long-term cyclical industry, commercial real estate is a major beneficiary of the acceleration in US gross domestic product (GDP), which rose 4.6% in the second quarter and 5% in the third quarter, the fastest back-to-back growth in eleven years. Then, despite the cessation of quantitative easing by the Federal Reserve in October, long-term US interest rates fell and the US dollar soared in reaction to the slowing economies overseas, aggressive quantitative easing in Japan, and anticipation of it in Europe. The US also was seen as a haven from international confrontations between Russia and the Ukraine, and in the Middle East.

Investors came into 2014 expecting the global economy would finally experience a more coordinated acceleration in GDP growth. However, after a string of disappointments and geo-political crises, the fourth quarter only cemented the themes of macro-political risk, slowing growth and even deflation. With the exception of the US and UK, median forecasts for 2015 GDP were cut for most developed economies, including Europe and most of Asia. The International Monetary Fund made it formal by cutting its forecasts for 2015 global growth by 0.3 percentage points to 3.5%, although there are pundits who think it will not even achieve those modest levels. With growth slowing, inflation expectations as well as actual results are dropping dramatically. That trajectory has only been compounded by the sharp drop in oil prices over the first few weeks of 2015. Given this backdrop, the response from most central banks has been to either cut interest rates or introduce quantitative easing. Contrary to earlier expectations for rising rates, the impact on sovereign bonds has been staggering with 10-year bond yields falling across most major economies over the fourth quarter; and they’ve only fallen further in the early days of 2015.

Property Market Update

United States: The US economy continues to grow at a steady pace, particularly in a relative global context. Late in 2014, job growth surpassed expectations. Additionally, rising volatility and other factors led to downward pressure on the 10-year US Treasury Note’s yield, which declined approximately 30 basis points (bps) during the fourth quarter. This was supported by the Federal Open Market Committee meeting in December, which seemed to indicate that the US is in a “lower for longer environment.” Job growth remains sufficiently strong to maintain tenant demand across the major property types. The supply of US commercial real estate continues to increase, but is manageable at 1.2% of stock, and is comfortably below the 30-year average of 1.7%. 2015 fundamentals should be fairly healthy and comparable to 2014 across most property types. Lower oil prices act as a tax cut and could lead to increased spending power for consumers, potentially benefitting the retail and residential sectors. Alternatively, the sharp drop in the price of oil is most concerning for the office sector, especially in markets with high energy exposure. Not surprisingly, property companies with more than 10% exposure to Houston, generally underperformed during the fourth quarter. Although there has been no visible impact to Houston fundamentals, most investors expect at least a modest slowdown as a result of weaker job growth.

In the malls sector, Simon Property Group, Inc. (SPG) has driven strategic interest in the space with its sponsored spin off of Washington Prime Group, Inc. (WPGX). In addition, SPG announced that it has taken a stock position in Macerich Co. (MAC) and is a likely acquirer of the company in what we believe is an unwelcome overture in MAC. We believe that SPG’s strategic activity in the space has driven mall REIT asset pricing to recent highs.

US Property Sector Analysis

Malls: Fundamentals continued to pick up traction in the fourth quarter of 2014 with incremental sector occupancy gains, good pricing flexibility especially in the higher quality assets, and some traction in tenant sales. On the other hand, holiday tenant sales

1

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2014

(unaudited)

came in on the soft side, which likely has affected retailers’ decisions to close less productive stores. In what is a seasonal pattern, retailer store closings are heightened early in the year, and, in fact, we have seen a number of retailers file for Chapter 11 bankruptcy protection, namely Wet Seal (532 stores) and Body Central (286 stores). The lackluster sales environment and intense competition from new fast fashion entrants in the United States such as Uniqlo, likely will drive a higher level of seasonal store closings in 2015. Bottom line, the seasonal tenant churn appears to be tracking higher than in 2014, but demand for space should remain solid where space given back is readily released to potentially more productive tenants.

Healthcare: The Healthcare REITs started 2015 on a very solid footing as the National Investment Center (NIC) reported continued strong results for senior housing operators in its NIC Map for the fourth quarter of 2014. NIC reported continued sequential occupancy gains for senior housing portfolios and pricing flexibility. In addition, we believe that demand for space in medical office and outpatient properties is being driven by implementation of the Affordable Care Act (ACA). Based on current valuations we would anticipate that healthcare REITs will ramp up acquisition activity given the more affordable cost of equity capital. Fundamentals appear intact for a solid outlook for the healthcare REIT sector in 2015.

Multifamily: Cash flow growth continues to be strong, with expected adjusted funds from operations (AFFO) growth in the high single digits for 2015. Externally, growth is primarily being driven by development, with initial yields approximately 150-200bps above transaction cap rates on stabilized properties. The sector is not expected to be large net acquirers in 2015 as development is more attractive than the acquisition market. While there has been increased talk of condo conversions, particularly in NYC and Northern California, actual condo conversions have not yet materialized. The risk to the space in 2015 is continued elevated apartment construction with current starts at near peak construction. However, as forward revenue growth rate assumptions return to more normalized levels and construction costs increase, new starts should decrease. Overall market sentiment feels positive as strong demographic trends, steady job creation, increased household formation, and a decreasing homeownership rate support solid demand.

Office: The office sector continues to improve, but lags the growth seen in most traditional property types. Office densification (i.e., where tenants lease less square feet per employee) coupled with a slow recovery for office using jobs are the main culprits. Technology and healthcare tenants are the main growth drivers in most metropolitan statistical areas as the traditional office using jobs (e.g., in finance, law, government and insurance) flounder. Rent growth in the coastal and Sunbelt central business district (CBD) markets is outpacing suburban markets by a meaningful amount. We expect this to continue as the increased demand for work/live/play environments is a secular trend that benefits the CBDs disproportionately.

Shopping Centers: Rent growth in the shopping center sector is robust, due in large part to abnormally low supply growth, which is currently less than 0.5% of stock, coupled with increased demand for infill product. The low cap rate environment for coastal infill shopping centers reflects this dynamic and is making it difficult for the REITS to achieve accretive growth through acquisitions/consolidation. As a result, we favor shopping center REITs that can grow through development to take advantage of the demand for infill product at yields that are significantly higher than current market cap rates.

Industrial: Demand for industrial should continue to accelerate as the outlook for US GDP growth improves, the housing market recovers and consumer spending is bolstered by lower oil prices. Given this backdrop, industrial absorption has outpaced a growing supply picture, which has led to healthy rent growth. We expect this dynamic to continue but are closely monitoring if/when supply will get overheated.

Lodging: Lodging fundamentals remain strong, with fourth quarter possibly the strongest quarter in 2014. Demand continues to outpace supply, and occupancy is generally at or in some cases exceeding the prior peak. Revenue per available room was strong, increasing approximately 9% during the fourth quarter according to SmithTravelResearch (STR) data, and the consensus outlook for 2015 growth is in the 7% range. A strong dollar could dampen demand at the upper end, especially in gateway cities. This could lead to further softness in New York, where high supply is impacting pricing power. With the exception of Boston, west coast markets are generally expected to outperform their east coast peers. As for hotel transactions, the hotel investment market remains strong, with roughly $25 billion in US deals taking place in 2014, and brokers are forecasting 10-15% growth in 2015.

Storage: Storage fundamentals remain favorable. Occupancy is benefitting from steady demand and a lengthening in average stay. New supply will only have a modest impact in 2015, but it continues to rise. For the major operators, occupancy is in the low 90%

2

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2014

(unaudited)

range and has reached levels that were not thought possible a few years ago without heavy incentives or lower pricing. There is likely less upside from occupancy going forward, but pricing power continues to improve. Rate growth is up 4-5% for the best operators, and 2014 full year revenue and net operating income (NOI) could ultimately grow by 7% and 8.5%, respectively. That said, the outlook for 2015 suggests deceleration, but it could remain relatively modest until supply is more impactful. Based on current information, 2015 NOI growth in the high 7% range seems achievable. As for self-storage assets, the storage investment market remains highly competitive. Certificate of occupancy transactions offer stabilized yields that are 150-200 bps above conventional acquisitions, but this spread has tightened since the beginning of 2014. Development yields of 300 bps above acquisitions are intriguing but represent a move further out on the risk spectrum.

Outlook

Over time, property is capable of generating relatively attractive returns in a variety of economic scenarios, driven by its combination of stable or “bond-like” income yields and “equity-like” upside supported by property-level cash flow that, unlike a bond’s coupon, can accelerate when economic growth and fundamentals are favorable. Having said that, property responds well to solid economic growth and either flat or steadily rising inflation and interest rates. Although the current macro-economic backdrop may not be ideal, falling interest rates are supportive of property valuations. This, in turn, may allow real estate securities to continue their outperformance versus the broader equity market over the near term. However, if current deflationary trends persist, concerns of an extreme slowdown or even recession would weigh heavily on world markets. We anticipate that quantitative easing in Europe, China and, potentially, Japan will lift investors’ spirits over the near-term, with investors favoring select markets outside the cleanest stories in the US and UK. That said, the key to the longer-term performance of most asset classes, including real estate securities, will depend on whether that stimulative policy transmits to actual economic results.

Rising macro uncertainty in late 2014 and early 2015 is producing a number of tailwinds for US REITs. The selloff in oil has likely led to capital rotating out of master limited partnerships and into other income providing securities, such as REITs. Oil’s decline has also increased deflationary concerns. As a result, interest rates continue to decline, which is supportive of the REIT market. The strong dollar is a positive for US REITs in that most of the companies have little to no international exposure. We believe US REIT NOI and cash flow growth in 2015 should largely resemble that of 2014, with NOI growth in the 3-4% range, and AFFO growth in the 6-8% range.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler
President

3

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund - Institutional Shares

December 31, 2014

(unaudited)

	Returns for the Periods Ended December 31, 2014
	Average Annual Total Return
	Six	One	Five	Ten	Since
	Month	Year	Years	Years	Inception*
E.I.I. Realty Securities Fund	10.21%	31.56%	17.66%	8.87%	10.45%
FTSE NAREIT Equity REITs Index(1)	10.61%	30.14%	16.88%	8.31%	10.32%

*	Inception date was June 11, 1998.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as“non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.27% and 0.80% respectively as stated in the current prospectus for the Institutional Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 0.80%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2015. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2014, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

For the period July 1, 2014 through July 21, 2014, the Fund applied a 1.50% fee to the value of shares redeemed within 90 days of purchase. Effective July 22, 2014 the Fund has eliminated the redemption fee.

4

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2014

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six-month period (the period) ended December 31, 2014 the E.I.I. International Property Fund (the Fund) returned -7.7% on a per share basis and for the calendar year 2014 the Fund returned -4.7%.

During the period there were significant redemptions from the Fund associated with the turnover in some of the personnel managing the Fund. Net assets in the Fund totaled $65.5 million at the end of calendar year 2014.

During the past several months we have made great strides in restructuring our global real estate securities team. Al Otero, long time Portfolio Manager of the E.I.I. Realty Securities Fund and Co-Portfolio Manager of the E.I.I. Global Property Fund, has expanded his role to include Portfolio Manager of the E.I.I. International Property Fund and the E.I.I. Global Property Fund. Andrew Cox and Paul Pulze have joined EII in London as Co-Portfolio Managers for Europe. Michael Wong has become Co-Portfolio Manager for Asia. Michael Hudgins has also joined the Adviser as Chairman of the Global Investment Committee. We feel that these additions to our team bring a significant depth of industry knowledge and a breadth of expertise and experience that will help to restore the Fund’s performance.

Market Overview

Investors came into 2014 expecting the global economy would finally experience a more coordinated acceleration in GDP growth. However, a string of disappointments and geo-political crises through the period cemented the themes of macro-political risk, slowing growth and even deflation. With the exception of the US and UK, median forecasts for 2015 gross domestic product (GDP) were cut for most developed economies, including Europe and most of Asia. The International Monetary Fund made it formal by cutting its forecasts for 2015 global growth by 0.3 percentage points to 3.5%, although there are pundits who think it will not even achieve those modest levels. With growth slowing, inflation expectations as well as actual results are dropping dramatically. That trajectory has only been compounded by the sharp drop in oil prices over the first few weeks of 2015. Given this backdrop, the response from most central banks has been to either cut interest rates or introduce quantitative easing. Contrary to earlier expectations for rising rates, the impact on sovereign bonds has been staggering with 10-year bond yields falling across most major economies over the fourth quarter; and they’ve only fallen further in the early days of 2015.

Among the globe’s major economies, the US and UK stand alone in displaying signs of cyclical improvement, while Europe, China and Japan are not inspiring confidence. Moreover, much of prominent geo-political events contributing to investor risk aversion have been centered in Europe, the Middle East and Africa, with conflict in Ukraine and the Middle East. China’s response in terms of economic stimulus has buoyed stock markets in China and Hong Kong; however, investors appear unconvinced that Japan will do what is required in terms of economic reform to give its economy some runway.

Europe

UK: The UK continues to enjoy supportive economic conditions of low inflation, low interest rates, rising employment and wages. GDP growth expectations remain above trend for 2015 at 2.6%, and optimism has moved beyond London and into the regions, aided by ongoing stability in the housing market. Near term, uncertainty may rise ahead of the General Election in May given the outcome is unclear and we expect divergence and strong vote-seeking policy rhetoric. The fourth quarter capped a strong year for the UK property market, with the IPD direct market index returning nearly 20%. While the key driver has been the compression of property yields on the back of strong investment demand, the improvement in rental growth expectations across the market as a whole provides the backdrop to sustain good capital growth into 2015. London has shown the strongest rental growth, with healthy demand from occupiers exceeding limited new supply. Growth in disposable income, and now the further benefit from declining gasoline prices, continues to help expectations for the demand for retail space. While some retailers will continue to struggle, we expect the stronger destinations to experience more supportive fundamentals, alongside those properties that can offer flexibility for multi-channel retailing. Improved sentiment towards housing has slowed in the period. We remain positive on London, which continues to offer good underlying net asset value and income growth, in our view. Our expectations for UK retail in general have also improved given encouraging evidence of rental growth in the strongest retail destinations, although we remain wary on the second tier exposure given the ongoing evolution of retail trends.

5

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2014

(unaudited)

Continental Europe: 2014 experienced further slippage in growth expectations, which resulted in GDP downgrades, and the Eurozone consumer price index (CPI) declining for December. Expectations for the European Central Bank to undertake quantitative easing were firmly established towards the end of 2014, driving bond yields down across Europe and pushing asset prices higher. Confirmation of a strong quantitative easing package in January thus underpins our conviction that interest rates will stay lower for longer, which is supportive for real estate asset pricing. December saw an encouraging uptick in Eurozone Purchasing Managers Index (PMI) and employment, as well as increases in the German IFO and ZEW surveys. Beyond the Eurozone, the macro picture in Sweden is stronger, with a reasonable outlook for GDP growth and employment. Within the property markets, investment volumes on the whole continue to improve across Europe. Investors’ growing risk appetite broadening the range of destinations where capital is being invested, placing upward pressure on pricing. European consumer confidence remains reasonably high, having held up relatively well versus other data. For retail, however, we expect to see continued divergence between dominant and weaker locations, and the growing penetration of internet retail is expected to change this dynamic further. Office market conditions have been more mixed and certainly less compelling than London, but rents in general appear to have bottomed in most markets. As for portfolio investments in Continental Europe, we have increased exposure to German residential — a sector where we identify a solid income profile and steady growth prospects. Alternatively, we downsized our investment in French office and in Lodging.

Asia

Japan: The economic outlook for Japan continued to deteriorate, with the consumption tax hike and the economic downturn weighing on consumer sentiment and corporate spending (retail sales +0.4% and industrial production -3.8% year-over-year (YoY) in November). The labor market also remained mixed as regular wage growth disappointed at +0.2% YoY, notwithstanding the tightening in supply (unemployment rate at 3.5%). A return to disinflation prompted further action from the Bank of Japan (BOJ), which announced the expansion of its quantitative easing policy through a significant increase in its purchase commitments of Japanese Government Bonds, Exchange Traded Funds and Japanese REITs (J-REITs). That said, real estate conditions continue to improve, as central Tokyo’s office vacancy rate declined to 5.5% and rents gained +4.6% YoY. The supply of new office buildings for 2015 is limited and already largely pre-leased, which should provide upside risk to re rental growth. Although condominium sales continue to languish, the rising trend in prices (e.g., average selling prices rose +14.6% month-over-month), indicates that underlying demand is supportive. Additionally, earnings releases by the developers (i.e., non J-REITs) for the first half of the year exceeded expectations, as condominium margins surprised on the upside and managements announced upgrades to full-year guidance. During the fourth quarter, we increased our exposure to Japan given the low unemployment rate and the central government’s aggressive support for wage increases. We expect spending to pick up in 2015, benefitting specialist condo developers and shopping center/mall landlords.

China: Economic growth in China weakened during the quarter with manufacturing indicators continuously underwhelming expectations (the PMI for November reached 50.3). The deflationary outlook was likewise reflected in the retracement in the consumer inflation rate. Similar to Japan’s Central Bank, the People’s Bank of China (PBOC) announced incremental monetary easing through the reduction in deposit rates and benchmark lending rates. The bank also broadened its definition for deposits to include interbank funds and effectively increased the monetary base by an estimated US$800mn. Despite the more relaxed policy, housing prices continued to decline – albeit at a more moderate pace. On the back of the relaxation in home purchase restrictions, sentiment has picked up and the number of visitors to view flats has increased, although questions still remain about how sustainable the rebound will be. With Chinese developers rallying, we trimmed our position and took some profits.

Hong Kong: In Hong Kong, retail sales held up well and gained 4.1% YoY in November, despite the impact of Occupy Central and the Chinese government’s anti-corruption campaign. The consistent YoY sales growth since August suggests that consumer sentiment could be turning a corner. Net hiring expectations also increased to 52%, with bank and financial institution hiring expectations increasing to 65%. In response to these positive developments, office spot rents increased by 2-3% YoY. Prime grade A office space had become increasingly attractive as the rental gap between Central and the fringe locations started to narrow. Condominium sales finished the year on a high note, as secondary home prices gained 9-10% YoY and Centaline’s secondary property price index reached a record high. However, the government also released an estimated 19k units of landbank, and the negative impact of supply should increase over the next few years. Add to that our concern that the continued price increases could trigger a second round of restrictive policy; we favor companies offering exposure to the office sector.

6

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2014

(unaudited)

Australia: Australia’s labor market is stabilizing, consumer sentiment is improving, and the country’s economic outlook remains steady but uninspiring. The Reserve Bank of Australia (RBA) has elected to keep rates low in an effort to maintain that stability. Demand for high-yielding Australian assets continued to drive prices up. Despite depreciating 6.5% vs. the USD during the period, the Aussie dollar remains relatively overvalued. This has been a major sticking point for the RBA, whose efforts to weaken the currency have yielded little fruit. The Australian listed property trusts did well during the period, driven mainly by risk adverse investors seeking yield. The office market remains the most favored sector among investors, with strong interest from Chinese developers eyeing apartment redevelopment potential. However, there is a disconnect between the premium pricing and fundamentals given the high incentives and vacancies within the office sector. Alternatively, retail sales growth has been strong (+5.5% YoY in October and November), and this should provide landlords with more leverage to narrow their negative leasing spreads for upcoming renewals. We have taken positions in Australian retail as retail sales are healthy, rents look to be bottoming, and valuations for retail-focused Australian property companies are undemanding.

Singapore: Singapore’s economy softened in the period with GDP rising 1.5% YoY. The city-state also recorded its first deflation in 5 years (Nov CPI fell 0.3%) on the back of falling oil prices and rents. Non-oil domestic exports disappointed, contracting 1.5% in October and then recovering 1.6% in November. The residential market remained moribund in the period with cooling measures still in place. Developers postponed launches, and there remains a wide gap between buyers’ and sellers’ expectations. Primary sales volumes contracted 35% YoY during the period, mainly due to the lack of new product, while prices remained relatively stable, contracting only 1% quarter-on-quarter (QoQ). Note prices are still only 5% from their 2013 peak. As for the office sector, Grade A office rents rose 2.2% QoQ, driven mainly by an undersupplied market. However, the market expects rents to peak in 2015 given the large oncoming supply from 2016 onwards. Retail rents remained flat as tenants continue to grapple with rising costs. The industrial sector continued to be the weakest commercial segment as rents softened further on the back of supply pressures.

Outlook

Over time, property is capable of generating relatively attractive returns in a variety of economic scenarios, driven by its combination of stable or “bond-like” income yields and “equity-like” upside supported by property-level cash flow that, unlike a bond’s coupon, can accelerate when economic growth and fundamentals are favorable. Having said that, property responds well to solid economic growth and either flat or steadily rising inflation and interest rates. Although the current macro-economic backdrop may not be ideal, falling interest rates are supportive of property valuations. This, in turn, may allow real estate securities to continue their outperformance versus the broader equity market over the near term. However, if current deflationary trends persist, concerns of an extreme slowdown or even recession would weigh heavily on world markets. We anticipate that quantitative easing in Europe, China and, potentially, Japan will lift investors’ spirits over the near-term, with investors favoring select markets outside the cleanest stories in the US and UK. That said, the key to the longer-term performance of most asset classes, including real estate securities, will depend on whether that stimulative policy transmits to actual economic results.

Europe/UK: Investor demand and further improvement in rental growth prospects across the UK continues to drive our expectations for further capital appreciation, which we do not think is fully reflected in current pricing. Near-term volatility and uncertainty is likely as we approach the General Election. Overall in Europe, we believe the outlook for listed real estate remains stable – albeit this must be taken in the context of elevated macro risks, which in our view impacts all asset classes. We expect property valuations across Europe to remain underpinned by investor demand, while we expect the improved fundamentals in certain markets/sectors, including the UK, Sweden and Spain as well as German residential to present a more compelling backdrop.

7

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2014

(unaudited)

Asia: Despite concerns about near-term political and economic risks, regional growth prospects continue to be underpinned by expanding capital markets and growing household wealth,. The property sector is central to this, and recent share price volatility for Asian property stocks belies the healthy fundamentals on the ground, as exemplified by tight supply and low interest rates. We expect these drivers to eventually reassert themselves and our portfolios have been positioned to benefit from attractive valuations and ongoing demand for high-quality real estate.

We thank you for your support and the trust you have placed in us.

Sincerely,

Richard J. Adler
President

8

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund - Institutional Shares

December 31, 2014

(unaudited)

	Returns for the Periods Ended December 31, 2014
	Average Annual Total Return
	Six	One	Five	Ten	Since
	Month	Year	Years	Years	Inception*
E.I.I. International Property Fund	-7.69%	-4.66%	6.38%	6.71%	8.79%
FTSE EPRA / NAREIT Developed ex-US Index(1)	-3.97%	3.22%	8.31%	5.93%	8.13%

*	Inception date was July 1, 2004.
(1)	FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 0.99% and 1.00% respectively as stated in the current prospectus for the Institutional Shares. The net figure includes a 0.01% recoupment of expenses previously reimbursed by the Fund’s investment adviser (“Adviser”). The Adviser has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2015. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2014, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

For the period July 1, 2014 through July 21, 2014, the Fund applied a 1.50% fee to the value of shares redeemed within 90 days of purchase. Effective July 22, 2014 the Fund has eliminated the redemption fee.

9

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2014

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period (the period) ended December 31, 2014 the E.I.I. Global Property Fund (the Fund) rose 0.3% on a per share basis and for the calendar year 2014 the Fund returned 10.7%.

During the period there were significant redemptions from the Fund associated with the turnover in some of the personnel involved in managing the Fund. Net assets in the Fund totaled $152.7 million at the end of calendar year 2014.

During the past several months we have made great strides in restructuring our global real estate securities team. Al Otero, long time Portfolio Manager of the E.I.I. Realty Securities Fund and Co-Portfolio Manager of the E.I.I. Global Property Fund, has expanded his role to include Portfolio Manager of the E.I.I. International Property Fund and the E.I.I. Global Property Fund. Andrew Cox and Paul Pulze have joined EII in London as Co-Portfolio Managers for Europe. Michael Wong has become Co-Portfolio Manager for Asia. Michael Hudgins has also joined the Adviser as Chairman of the Global Investment Committee. We feel that these additions to our team bring a significant depth of industry knowledge and a breadth of expertise and experience that will help to restore the Fund’s performance.

Market Overview

Investors came into 2014 expecting the global economy would finally experience a more coordinated acceleration in GDP growth. However, a string of disappointments and geo-political crises through the period cemented the themes of macro-political risk, slowing growth and even deflation. With the exception of the US and UK, median forecasts for 2015 gross domestic product (GDP) were cut for most developed economies, including Europe and most of Asia. The International Monetary Fund made it formal by cutting its forecasts for 2015 global growth by 0.3 percentage points to 3.5%, although there are pundits who think it will not even achieve those modest levels. With growth slowing, inflation expectations as well as actual results are dropping dramatically. That trajectory has only been compounded by the sharp drop in oil prices over the first few weeks of 2015. Given this backdrop, the response from most central banks has been to either cut interest rates or introduce quantitative easing. Contrary to earlier expectations for rising rates, the impact on sovereign bonds has been staggering with 10-year bond yields falling across most major economies over the fourth quarter; and they’ve only fallen further in the early days of 2015.

Among the globe’s major economies, the US and UK stand alone in displaying signs of cyclical improvement, while Europe, China and Japan are not inspiring confidence. Moreover, much of prominent geo-political events contributing to investor risk aversion have been centered in Europe, the Middle East and Africa, with conflict in Ukraine and the Middle East. China’s response in terms of economic stimulus has buoyed stock markets in China and Hong Kong; however, investors appear unconvinced that Japan will do what is required in terms of economic reform to give its economy some runway.

As might be expected given support from falling interest rates, Global REITs outperformed most asset classes over the quarter, returning 8.1% in USD as measured by the total return of the FTSE EPRA/NAREIT Developed Index (approximately 4.5% higher in EUR). Global REITs handily outperformed the S&P500 and Global Equities. As might be expected, US REITs were a standout performer over the year and the quarter, driven by improving growth prospects and lower interest rates. International REITs lagged, held back primarily by Asia.

Property Market Update

United States: The US economy continues to grow at a steady pace, particularly in a relative global context. Late in 2014, job growth surpassed expectations. Additionally, rising volatility and other factors led to downward pressure on the 10-year USTreasury Note’s yield, which declined approximately 30 basis points (bps) during the fourth quarter. This was supported by the Federal Open Market Committee meeting in December, which seemed to indicate that the US is in a “lower for longer environment.” Job growth remains sufficiently strong to maintain tenant demand across the major property types. The supply of US commercial real estate continues to increase, but is manageable at 1.2% of stock, and is comfortably below the 30-year average of 1.7%. 2015 fundamentals should be fairly healthy and comparable to 2014 across most property types. Lower oil prices act as a tax cut and could lead to increased spending power for consumers, potentially benefitting the retail and residential sectors. Alternatively, the sharp drop in the price of oil is most concerning for the office sector, especially in markets with high energy exposure. Not surprisingly, property

10

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2014

(unaudited)

companies with more than 10% exposure to Houston, generally underperformed during the fourth quarter. Although there has been no visible impact to Houston fundamentals, most investors expect at least a modest slowdown as a result of weaker job growth.

In the malls sector, Simon Property Group, Inc. (SPG) has driven strategic interest in the space with its sponsored spin off of Washington Prime Group, Inc. (WPGX) In addition, SPG announced that it has taken a stock position in Macerich Co. (MAC) and is a likely acquirer of the company in what we believe is an unwelcome overture in MAC. We believe that SPG’s strategic activity in the space has driven mall REIT asset pricing to recent highs.

US Property Sector Analysis

Malls: Fundamentals continued to pick up traction in the period with incremental sector occupancy gains, good pricing flexibility especially in the higher quality assets, and some traction in tenant sales. On the other hand, holiday tenant sales came in on the soft side, which likely has affected retailers’ decisions to close less productive stores. In what is a seasonal pattern, retailer store closings are heightened early in the year, and, in fact, we have seen a number of retailers file for Chapter 11 bankruptcy protection, namely Wet Seal (532 stores) and Body Central (286 stores). The lackluster sales environment and intense competition from new fast fashion entrants in the United States such as Uniqlo, likely will drive a higher level of seasonal store closings in 2015. Bottom line, the seasonal tenant churn appears to be tracking higher than in 2014, but demand for space should remain solid where space given back is readily released to potentially more productive tenants.

Healthcare: The Healthcare REITs started 2015 on a very solid footing as the National Investment Center (NIC) reported continued strong results for senior housing operators in its NIC Map for the period. NIC reported continued sequential occupancy gains for senior housing portfolios and pricing flexibility. In addition, we believe that demand for space in medical office and outpatient properties is being driven by implementation of the Affordable Care Act (ACA). Based on current valuations we would anticipate that healthcare REITs will ramp up acquisition activity given the more affordable cost of equity capital. Fundamentals appear intact for a solid outlook for the healthcare REIT sector in 2015.

Multifamily: Cash flow growth continues to be strong, with expected adjusted funds from operations (AFFO) growth in the high single digits for 2015. Externally, growth is primarily being driven by development, with initial yields approximately 150-200bps above transaction cap rates on stabilized properties. The sector is not expected to be large net acquirers in 2015 as development is more attractive than the acquisition market. While there has been increased talk of condo conversions, particularly in NYC and Northern California, actual condo conversions have not yet materialized. The risk to the space in 2015 is continued elevated apartment construction with current starts at near peak construction. However, as forward revenue growth rate assumptions return to more normalized levels and construction costs increase, new starts should decrease. Overall market sentiment feels positive as strong demographic trends, steady job creation, increased household formation, and a decreasing homeownership rate support solid demand.

Office: The office sector continues to improve, but lags the growth seen in most traditional property types. Office densification (i.e., where tenants lease less square feet per employee) coupled with a slow recovery for office using jobs are the main culprits. Technology and healthcare tenants are the main growth drivers in most metropolitan statistical areas as the traditional office using jobs (e.g., in finance, law, government and insurance) flounder. Rent growth in the coastal and Sunbelt central business district (CBD) markets is outpacing suburban markets by a meaningful amount. We expect this to continue as the increased demand for work/live/play environments is a secular trend that benefits the CBDs disproportionately.

Shopping Centers: Rent growth in the shopping center sector is robust, due in large part to abnormally low supply growth, which is currently less than 0.5% of stock, coupled with increased demand for infill product. The low cap rate environment for coastal infill shopping centers reflects this dynamic and is making it difficult for the REITS to achieve accretive growth through acquisitions/consolidation. As a result, we favor shopping center REITs that can grow through development to take advantage of the demand for infill product at yields that are significantly higher than current market cap rates.

11

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2014

(unaudited)

Industrial: Demand for industrial should continue to accelerate as the outlook for US GDP growth improves, the housing market recovers and consumer spending is bolstered by lower oil prices. Given this backdrop, industrial absorption has outpaced a growing supply picture, which has led to healthy rent growth. We expect this dynamic to continue but are closely monitoring if/when supply will get overheated.

Lodging: Lodging fundamentals remain strong, with fourth quarter possibly the strongest quarter in 2014. Demand continues to outpace supply, and occupancy is generally at or in some cases exceeding the prior peak. Revenue per available room was strong; increasing approximately 9% during the fourth quarter, according to SmithTravelResearch (STR) data, and the consensus outlook for 2015 growth is in the 7% range. A strong dollar could dampen demand at the upper end, especially in gateway cities. This could lead to further softness in NewYork, where high supply is impacting pricing power. With the exception of Boston, west coast markets are generally expected to outperform their east coast peers. As for hotel transactions, the hotel investment market remains strong, with roughly $25 billion in US deals taking place in 2014, and brokers are forecasting 10-15% growth in 2015.

Storage: Storage fundamentals remain favorable. Occupancy is benefitting from steady demand and a lengthening in average stay. New supply will only have a modest impact in 2015, but it continues to rise. For the major operators, occupancy is in the low 90% range and has reached levels that were not thought possible a few years ago without heavy incentives or lower pricing. There is likely less upside from occupancy going forward, but pricing power continues to improve. Rate growth is up 4-5% for the best operators, and 2014 full year revenue and net operating income (NOI) could ultimately grow by 7% and 8.5%, respectively. That said, the outlook for 2015 suggests deceleration, but it could remain relatively modest until supply is more impactful. Based on current information, 2015 NOI growth in the high 7% range seems achievable. As for self-storage assets, the storage investment market remains highly competitive. Certificate of occupancy transactions offer stabilized yields that are 150-200 bps above conventional acquisitions, but this spread has tightened since the beginning of 2014. Development yields of 300 bps above acquisitions are intriguing but represent a move further out on the risk spectrum.

Europe

UK: The UK continues to enjoy supportive economic conditions of low inflation, low interest rates, rising employment and wages. GDP growth expectations remain above trend for 2015 at 2.6%, and optimism has moved beyond London and into the regions, aided by ongoing stability in the housing market. Near term, uncertainty may rise ahead of the General Election in May given the outcome is unclear and we expect divergence and strong vote-seeking policy rhetoric. The fourth quarter capped a strong year for the UK property market, with the IPD direct market index returning nearly 20%. While the key driver has been the compression of property yields on the back of strong investment demand, the improvement in rental growth expectations across the market as a whole provides the backdrop to sustain good capital growth into 2015. London has shown the strongest rental growth, with healthy demand from occupiers exceeding limited new supply. Growth in disposable income, and now the further benefit from declining gasoline prices, continues to help expectations for the demand for retail space. While some retailers will continue to struggle, we expect the stronger destinations to experience more supportive fundamentals, alongside those properties that can offer flexibility for multi-channel retailing. Improved sentiment towards housing has slowed in the period. We remain positive on London, which continues to offer good underlying net asset value and income growth, in our view. Our expectations for UK retail in general have also improved given encouraging evidence of rental growth in the strongest retail destinations, although we remain wary on the second tier exposure given the ongoing evolution of retail trends.

Continental Europe: 2014 experienced further slippage in growth expectations, which resulted in GDP downgrades, and the Eurozone consumer price index (CPI) declining for December. Expectations for the European Central Bank to undertake quantitative easing were firmly established towards the end of 2014, driving bond yields down across Europe and pushing asset prices higher. Confirmation of a strong quantitative easing package in January thus underpins our conviction that interest rates will stay lower for longer, which is supportive for real estate asset pricing. December saw an encouraging uptick in Eurozone Purchasing Managers Index (PMI) and employment, as well as increases in the German IFO and ZEW surveys. Beyond the Eurozone, the macro picture in Sweden is stronger, with a reasonable outlook for GDP growth and employment. Within the property markets, investment volumes on the whole continue to improve across Europe. Investors’ growing risk appetite broadening the range of destinations where capital is being invested, placing upward pressure on pricing. European consumer confidence remains reasonably high, having held up relatively well versus other data. For retail, however, we expect to see continued divergence between dominant and weaker locations, and the

12

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2014

(unaudited)

growing penetration of internet retail is expected to change this dynamic further. Office market conditions have been more mixed and certainly less compelling than London, but rents in general appear to have bottomed in most markets. As for portfolio investments in Continental Europe, we have increased exposure to German residential — a sector where we identify a solid income profile and steady growth prospects. Alternatively, we downsized our investment in French office and in Lodging.

Asia

Japan: The economic outlook for Japan continued to deteriorate, with the consumption tax hike and the economic downturn weighing on consumer sentiment and corporate spending (retail sales +0.4% and industrial production -3.8% year-over-year (YoY) in November). The labor market also remained mixed as regular wage growth disappointed at +0.2%YoY, notwithstanding the tightening in supply (unemployment rate at 3.5%). A return to disinflation prompted further action from the Bank of Japan (BOJ), which announced the expansion of its quantitative easing policy through a significant increase in its purchase commitments of Japanese Government Bonds, Exchange Traded Funds and Japanese REITs (J-REITs). That said, real estate conditions continue to improve, as central Tokyo’s office vacancy rate declined to 5.5% and rents gained +4.6% YoY. The supply of new office buildings for 2015 is limited and already largely pre-leased, which should provide upside risk to re rental growth. Although condominium sales continue to languish, the rising trend in prices (e.g., average selling prices rose +14.6% month-over-month), indicates that underlying demand is supportive. Additionally, earnings releases by the developers (i.e., non J-REITs) for the first half of the year exceeded expectations, as condominium margins surprised on the upside and managements announced upgrades to full-year guidance. During the fourth quarter, we increased our exposure to Japan given the low unemployment rate and the central government’s aggressive support for wage increases. We expect spending to pick up in 2015, benefitting specialist condo developers and shopping center/mall landlords.

China: Economic growth in China weakened during the quarter with manufacturing indicators continuously underwhelming expectations (the PMI for November reached 50.3). The deflationary outlook was likewise reflected in the retracement in the consumer inflation rate. Similar to Japan’s Central Bank, the People’s Bank of China (PBOC) announced incremental monetary easing through the reduction in deposit rates and benchmark lending rates. The bank also broadened its definition for deposits to include interbank funds and effectively increased the monetary base by an estimated US$800mn. Despite the more relaxed policy, housing prices continued to decline – albeit at a more moderate pace. On the back of the relaxation in home purchase restrictions, sentiment has picked up and the number of visitors to view flats has increased, although questions still remain about how sustainable the rebound will be. With Chinese developers rallying, we trimmed our position and took some profits.

Hong Kong: In Hong Kong, retail sales held up well and gained 4.1% YoY in November, despite the impact of Occupy Central and the Chinese government’s anti-corruption campaign. The consistent YoY sales growth since August suggests that consumer sentiment could be turning a corner. Net hiring expectations also increased to 52%, with bank and financial institution hiring expectations increasing to 65%. In response to these positive developments, office spot rents increased by 2-3% YoY. Prime grade A office space had become increasingly attractive as the rental gap between Central and the fringe locations started to narrow. Condominium sales finished the year on a high note, as secondary home prices gained 9-10% YoY and Centaline’s secondary property price index reached a record high. However, the government also released an estimated 19k units of landbank, and the negative impact of supply should increase over the next few years. Add to that our concern that the continued price increases could trigger a second round of restrictive policy, we favor companies offering exposure to the office sector.

Australia: Australia’s labor market is stabilizing, consumer sentiment is improving, and the country’s economic outlook remains steady but uninspiring. The Reserve Bank of Australia (RBA) has elected to keep rates low in an effort to maintain that stability. Demand for high-yielding Australian assets continued to drive prices up. Despite depreciating 6.5% vs. the USD during the period, the Aussie dollar remains relatively overvalued. This has been a major sticking point for the RBA, whose efforts to weaken the currency have yielded little fruit. The Australian listed property trusts did well during the period, driven mainly by risk adverse investors seeking yield. The office market remains the most favored sector among investors, with strong interest from Chinese developers eyeing apartment redevelopment potential. However, there is a disconnect between the premium pricing and fundamentals given the high incentives and vacancies within the office sector. Alternatively, retail sales growth has been strong (+5.5% YoY in October and November), and this should provide landlords with more leverage to narrow their negative leasing spreads for upcoming renewals. We have taken positions in Australian retail as retail sales are healthy, rents look to be bottoming, and valuations for retail-focused Australian property companies are undemanding.

13

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2014

(unaudited)

Singapore: Singapore’s economy softened in the period with GDP rising 1.5% YoY. The city-state also recorded its first deflation in 5 years (Nov CPI fell 0.3%) on the back of falling oil prices and rents. Non-oil domestic exports disappointed, contracting 1.5% in October and then recovering 1.6% in November. The residential market remained moribund in the period with cooling measures still in place. Developers postponed launches, and there remains a wide gap between buyers’ and sellers’ expectations. Primary sales volumes contracted 35% YoY during the period, mainly due to the lack of new product, while prices remained relatively stable, contracting only 1% quarter-on-quarter (QoQ). Note prices are still only 5% from their 2013 peak. As for the office sector, Grade A office rents rose 2.2% QoQ, driven mainly by an undersupplied market. However, the market expects rents to peak in 2015 given the large oncoming supply from 2016 onwards. Retail rents remained flat as tenants continue to grapple with rising costs. The industrial sector continued to be the weakest commercial segment as rents softened further on the back of supply pressures.

Outlook

Over time, property is capable of generating relatively attractive returns in a variety of economic scenarios, driven by its combination of stable or “bond-like” income yields and “equity-like” upside supported by property-level cash flow that, unlike a bond’s coupon, can accelerate when economic growth and fundamentals are favorable. Having said that, property responds well to solid economic growth and either flat or steadily rising inflation and interest rates. Although the current macro-economic backdrop may not be ideal, falling interest rates are supportive of property valuations. This, in turn, may allow real estate securities to continue their outperformance versus the broader equity market over the near term. However, if current deflationary trends persist, concerns of an extreme slowdown or even recession would weigh heavily on world markets. We anticipate that quantitative easing in Europe, China and, potentially, Japan will lift investors’ spirits over the near-term, with investors favoring select markets outside the cleanest stories in the US and UK. That said, the key to the longer-term performance of most asset classes, including real estate securities, will depend on whether that stimulative policy transmits to actual economic results.

North America: Rising macro uncertainty in late 2014 and early 2015 is producing a number of tailwinds for US REITs. The selloff in oil has likely led to capital rotating out of master limited partnerships and into other income providing securities, such as REITs. Oil’s decline has also increased deflationary concerns. As a result, interest rates continue to decline, which is supportive of the REIT market. The strong dollar is a positive for US REITs in that most of the companies have little to no international exposure. We believe US REIT NOI and cash flow growth in 2015 should largely resemble that of 2014, with NOI growth in the 3-4% range, and AFFO growth in the 6-8% range.

Europe/UK: Investor demand and further improvement in rental growth prospects across the UK continues to drive our expectations for further capital appreciation, which we do not think is fully reflected in current pricing. Near-term volatility and uncertainty is likely as we approach the General Election. Overall in Europe, we believe the outlook for listed real estate remains stable – albeit this must be taken in the context of elevated macro risks, which in our view impacts all asset classes. We expect property valuations across Europe to remain underpinned by investor demand, while we expect the improved fundamentals in certain markets/sectors, including the UK, Sweden and Spain as well as German residential to present a more compelling backdrop.

14

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2014

(unaudited)

Asia: Despite concerns about near-term political and economic risks, regional growth prospects continue to be underpinned by expanding capital markets and growing household wealth. The property sector is central to this, and recent share price volatility for Asian property stocks belies the healthy fundamentals on the ground, as exemplified by tight supply and low interest rates. We expect these drivers to eventually reassert themselves and our portfolios have been positioned to benefit from attractive valuations and ongoing demand for high-quality real estate.

We thank you for the confidence placed in us.

Sincerely,

Richard J. Adler
President

15

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund - Institutional Shares

December 31, 2014

(unaudited)

	Returns for the Periods Ended December 31, 2014
	Average Annual Total Return
	Six	One	Five	Since
	Month	Year	Year	Inception*
E.I.I. Global Property Fund	0.31%	10.68%	9.79%	0.79%
FTSE EPRA / NAREIT Developed Index(1)	3.28%	15.89%	12.03%	1.44%

*	Inception date was February 1, 2007.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 0.97% and 0.99% respectively as stated in the current prospectus for the Institutional Shares. The net figure includes a 0.02% recoupment of expenses previously reimbursed by the Fund’s investment adviser (“Adviser”). The Adviser has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2015. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2014, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

For the period July 1, 2014 through July 21, 2014, the Fund applied a 1.50% fee to the value of shares redeemed within 90 days of purchase. Effective July 22, 2014 the Fund has eliminated the redemption fee.

16

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period July 1, 2014 to December 31, 2014
Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	7/1/2014	12/31/2014	Period*	Ratio

E.I.I. Realty Securities Fund
Actual Fund Return	$1,000.00	$1,102.10	$4.24	0.80%
Hypothetical 5% Return	$1,000.00	$1,021.17	$4.08	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000.00	$ 923.10	$4.85	1.00%
Hypothetical 5% Return	$1,000.00	$1,020.16	$5.09	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000.00	$1,003.10	$4.95	0.98%
Hypothetical 5% Return	$1,000.00	$1,020.27	$4.99	0.98%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

17

E.I.I. REALTY SECURITIES TRUST

As of December 31, 2014

(unaudited)

E.I.I. Realty Securities Fund		E.I.I. International Property Fund

Sectors[1]		Countries[1]
Apartments	16.84%	Japan	22.62%
Regional Malls	14.25%	Hong Kong	19.41%
Office Property	13.44%	United Kingdom	18.96%
Healthcare	11.42%	Singapore	8.80%
Diversified	7.29%	Australia	9.63%
Industrials	7.12%	France	4.21%
Shopping Centers	5.26%	Netherlands	4.11%
Hotels & Lodging	4.94%	Germany	3.61%
Short Term Investment	3.81%	Spain	2.40%
Mortgage Banking	3.57%	Thailand	1.83%
Mixed	3.37%	Sweden	1.28%
Single Tenant	3.27%	Subtotal	96.86%
Self Storage	2.15%	Other Assets In Excess of Liabilities	3.14%
Timber	1.59%	Total	100.00%
Subtotal	98.32%
Other Assets In Excess of Liabilities	1.68%
Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	54.11%
Japan	10.87%
Hong Kong	7.94%
United Kingdom	8.05%
Singapore	4.38%
Australia	3.78%
Canada	2.35%
Netherlands	1.88%
France	1.43%
Spain	1.35%
Thailand	1.25%
Germany	1.25%
Sweden	1.11%
Subtotal	99.75%
Other Assets In Excess Of Liabilities	0.25%
Total	100.00%

[1]	As a percentage of net assets as of December 31, 2014. Holdings are subject to change.

18

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

December 31, 2014
(unaudited)

	Shares	Value

COMMON STOCKS - 2.39%

Hotels & Lodging — 2.39%
Starwood Hotels & Resorts Worldwide, Inc.	5,800	$470,206
Total Hotels & Lodging (Cost $407,061)		470,206
Total Common Stocks (Cost $407,061)		470,206

REAL ESTATE INVESTMENT TRUSTS (REITS) - 92.12%

Apartments — 16.84%
American Campus Communities, Inc.	17,300	715,528
Camden Property Trust	6,500	479,960
Equity Residential	12,300	883,632
Essex Property Trust, Inc.	3,600	743,760
Mid-America Apartment Communities, Inc.	6,500	485,420
Total Apartments (Cost $2,452,596)		3,308,300

Diversified — 7.29%
American Homes 4 Rent, Class A	20,500	349,115
American Residential Properties, Inc.*	11,400	200,298
Vornado Realty Trust	7,500	882,825
Total Diversified (Cost $1,156,005)		1,432,238

Healthcare — 11.42%
Health Care REIT, Inc.	5,400	408,618
Healthcare Realty Trust, Inc.	18,600	508,152
National Health Investors, Inc.	5,700	398,772
Ventas, Inc.	12,950	928,515
Total Healthcare (Cost $1,716,140)		2,244,057

Hotels & Lodging — 2.55%
LaSalle Hotel Properties	6,400	259,008
Sunstone Hotel Investors, Inc.	14,600	241,046
Total Hotels & Lodging (Cost $394,377)		500,054

Industrials — 7.12%
DCT Industrial Trust, Inc.	11,437	407,844
Prologis, Inc.	23,039	991,368
Total Industrials (Cost $1,088,584)		1,399,212

Mixed — 3.37%
Liberty Property Trust	17,591	661,949
Total Mixed (Cost $609,474)		661,949

Mortgage Banking — 3.57%
Apollo Commercial Real Estate Finance, Inc.	13,000	212,680
Colony Financial, Inc.	13,900	331,098

See Accompanying Notes to Financial Statements.

19

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2014
(unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

Mortgage Banking (Continued)
Gramercy Property Trust, Inc.	22,900	$158,010
Total Mortgage Banking (Cost $622,322)		701,788

Office Property — 13.44%
Alexandria Real Estate Equities, Inc.	5,000	443,700
Boston Properties, Inc.	6,000	772,140
Hudson Pacific Properties, Inc.	17,400	523,044
Paramount Group, Inc.*	31,700	589,303
Parkway Properties, Inc.	17,000	312,630
Total Office Property (Cost $1,878,913)		2,640,817

Regional Malls — 14.25%
General Growth Properties, Inc.	20,800	585,104
Simon Property Group, Inc.	10,100	1,839,311
Taubman Centers, Inc.	4,900	374,458
Total Regional Malls (Cost $1,184,205)		2,798,873

Self Storage — 2.15%
Extra Space Storage, Inc.	7,200	422,208
Total Self Storage (Cost $298,084)		422,208

Shopping Centers — 5.26%
Equity One, Inc.	23,045	584,421
Ramco-Gershenson Properties Trust	24,000	449,760
Total Shopping Centers (Cost $919,585)		1,034,181

Single Tenant — 3.27%
Spirit Realty Capital, Inc.	54,000	642,060
Total Single Tenant (Cost $615,869)		642,060

Timber — 1.59%
Plum Creek Timber Co., Inc.	7,300	312,367
Total Timber (Cost $316,189)		312,367
Total Real Estate Investment Trusts (REITS) (Cost $13,252,343)		18,098,104

SHORT TERM INVESTMENT (UNITED STATES) - 3.81%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	748,316	748,316
Total Short Term Investment (United States) (Cost $748,316)		748,316
Total Investments — 98.32% (Cost $14,407,720)		19,316,626
Other Assets In Excess Of Liabilities — 1.68%		329,352
Net Assets — 100.00%		$19,645,978

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

20

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

December 31, 2014
(unaudited)

	Shares	Value

COMMON STOCKS - 63.43%

Germany — 3.61%
Deutsche Annington Immobilien SE	38,700	$1,316,599
DIC Asset AG	116,522	1,044,230
Total Germany (Cost $5,369,944)		2,360,829

Hong Kong — 19.17%
China Overseas Land & Investment, Ltd.	614,056	1,812,203
Guangzhou R&F Properties Co., Ltd., H Shares	593,800	722,323
Hang Lung Properties, Ltd.	611,300	1,703,625
Hysan Development Co., Ltd.	413,618	1,837,864
Kerry Properties, Ltd.	480,725	1,736,781
Lifestyle International Holdings, Ltd.	920,200	1,936,601
Lifestyle Properties Development, Ltd.*	482,640	79,666
Shangri-La Asia, Ltd.	739,492	1,017,562
Sun Hung Kai Properties, Ltd.	112,611	1,702,836
Total Hong Kong (Cost $16,637,251)		12,549,461

Japan — 22.62%
AEON Mall Co., Ltd.	45,300	801,076
Daiwa House Industry Co., Ltd.	69,500	1,316,033
Mitsubishi Estate Co., Ltd.	180,300	3,815,933
Mitsui Fudosan Co., Ltd.	121,100	3,257,047
Nomura Real Estate Holdings, Inc.	108,400	1,862,739
Sumitomo Realty & Development Co., Ltd.	92,600	3,154,461
Tokyu Fudosan Holdings Corp.	86,800	598,083
Total Japan (Cost $19,952,887)		14,805,372

Singapore — 8.80%
CapitaLand, Ltd.	613,400	1,524,049
City Developments, Ltd.	151,600	1,170,469
Hongkong Land Holdings, Ltd.	239,700	1,613,348
Keppel Land, Ltd.	174,600	448,837
Wing Tai Holdings, Ltd.	813,860	1,004,538
Total Singapore (Cost $7,875,773)		5,761,241

Spain — 1.28%
Melia Hotels International, SA	78,775	839,972
Total Spain (Cost $1,453,419)		839,972

Sweden — 1.28%
Castellum AB	53,601	836,124
Total Sweden (Cost $731,357)		836,124

See Accompanying Notes to Financial Statements.

21

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2014
(unaudited)

	Shares	Value

COMMON STOCKS (Continued)

Thailand — 1.83%
Central Pattana pcl - Foreign Line	869,000	$1,193,703
Total Thailand (Cost $435,265)		1,193,703

United Kingdom — 4.84%
Capital & Counties Properties plc	160,500	905,344
Urban & Civic plc*	585,428	2,262,877
Total United Kingdom (Cost $3,135,905)		3,168,221
Total Common Stocks (Cost $55,591,801)		41,514,923

REAL ESTATE INVESTMENT TRUSTS (REITS) - 33.19%

Australia — 9.63%
GPT Group	383,480	1,354,821
Mirvac Group	635,959	918,454
Novion Property Group	522,728	899,926
Scentre Group*	363,200	1,032,774
Stockland	627,591	2,096,508
Total Australia (Cost $7,221,355)		6,302,483

France — 4.21%
ICADE	21,227	1,699,736
Klepierre	24,481	1,054,478
Total France (Cost $3,583,440)		2,754,214

Netherlands — 4.11%
Unibail-Rodamco SE	10,516	2,687,766
Total Netherlands (Cost $2,630,386)		2,687,766

Spain — 1.12%
Merlin Properties Socimi SA*	60,700	736,706
Total Spain (Cost $828,465)		736,706

United Kingdom — 14.12%
Derwent London plc	43,360	2,025,227
Great Portland Estates plc	184,661	2,110,445
Hammerson plc	204,300	1,909,493
Land Securities Group plc	158,700	2,839,762
Shaftesbury plc	29,532	358,069
Total United Kingdom (Cost $7,716,732)		9,242,996
Total Real Estate Investment Trusts (REITS) (Cost $21,980,378)		21,724,165

See Accompanying Notes to Financial Statements.

22

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2014
(unaudited)

	Shares	Value

WARRANTS – 0.24%
Sun Hung Kai Properties, Ltd. strike price @ HKD 98.60, Expires 04/22/16*	63,014	$159,269
Total Warrants (Cost $ — )		159,269

Total Investments — 96.86% (Cost $77,572,179)		$63,398,357
Other Assets In Excess Of Liabilities — 3.14%		2,057,325
Net Assets — 100.00%		$65,455,682

*	Denotes non-income producing security.

HKD Hong Kong Dollar

	% of Net
Sector Diversification	Assets	Value
Real Estate	87.26%	57,117,720
Consumer Cyclicals	9.60%	6,280,637

Total Investments	96.86%	63,398,357
Other Assets In Excess Of
Liabilities	3.14%	2,057,325
Net Assets	100.00%	$65,455,682

See Accompanying Notes to Financial Statements.

23

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

December 31, 2014
(unaudited)

	Shares	Value

COMMON STOCKS - 30.22%

Germany — 1.25%
Deutsche Annington Immobilien SE	56,100	$1,908,558
Total Germany (Cost $1,593,490)		1,908,558

Hong Kong — 7.94%
China Overseas Land & Investment, Ltd.	393,968	1,162,679
Guangzhou R&F Properties Co., Ltd., H Shares	568,100	691,060
Hang Lung Properties, Ltd.	736,900	2,053,658
Hysan Development Co., Ltd.	395,836	1,758,852
Kerry Properties, Ltd.	617,523	2,231,010
Lifestyle International Holdings, Ltd.	1,260,400	2,652,567
Lifestyle Properties Development, Ltd.*	371,070	61,250
Shangri-La Asia, Ltd.	1,101,550	1,515,764
Total Hong Kong (Cost $9,559,384)		12,126,840

Japan — 10.87%
AEON Mall Co., Ltd.	90,100	1,593,310
Daiwa House Industry Co., Ltd.	125,000	2,366,965
Mitsubishi Estate Co., Ltd.	195,800	4,143,980
Mitsui Fudosan Co., Ltd.	170,200	4,577,617
Nomura Real Estate Holdings, Inc.	83,000	1,426,267
Sumitomo Realty & Development Co., Ltd.	73,400	2,500,404
Total Japan (Cost $11,373,216)		16,608,543

Singapore — 4.38%
CapitaLand, Ltd.	871,950	2,166,441
City Developments, Ltd.	162,000	1,250,765
Hongkong Land Holdings, Ltd.	225,100	1,515,080
Keppel Land, Ltd.	496,600	1,276,589
Wing Tai Holdings, Ltd.	391,498	483,221
Total Singapore (Cost $4,747,979)		6,692,096

Spain — 0.64%
Melia Hotels International, SA	92,000	980,990
Total Spain (Cost $545,927)		980,990

Sweden — 1.11%
Castellum AB	108,100	1,686,256
Total Sweden (Cost $1,032,251)		1,686,256

Thailand — 1.25%
Central Pattana pcl - Foreign Line	1,391,000	1,910,750
Total Thailand (Cost $702,620)		1,910,750

See Accompanying Notes to Financial Statements.

24

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2014
(unaudited)

	Shares	Value

COMMON STOCKS (Continued)

United Kingdom — 0.84%
Capital & Counties Properties plc	227,046	$1,280,716
Total United Kingdom (Cost $1,268,948)		1,280,716

United States — 1.94%
Starwood Hotels & Resorts Worldwide, Inc.	36,600	2,967,162
Total United States (Cost $1,909,144)		2,967,162
Total Common Stocks (Cost $32,732,959)		46,161,911

REAL ESTATE INVESTMENT TRUSTS (REITS) - 67.97%

Australia — 3.78%
GPT Group	434,900	1,536,486
Novion Property Group	473,382	814,972
Scentre Group*	378,689	1,076,818
Stockland	700,734	2,340,847
Total Australia (Cost $4,914,678)		5,769,123

Canada — 2.35%
RioCan Real Estate Investment Trust	157,961	3,593,484
Total Canada (Cost $3,603,523)		3,593,484

France — 1.43%
ICADE	19,350	1,549,437
Klepierre	14,846	639,467
Total France (Cost $1,624,059)		2,188,904

Netherlands — 1.88%
Unibail-Rodamco SE	11,259	2,877,667
Total Netherlands (Cost $1,998,428)		2,877,667

Spain — 0.71%
Merlin Properties Socimi SA*	88,700	1,076,537
Total Spain (Cost $1,210,624)		1,076,537

United Kingdom — 7.21%
Derwent London plc	61,900	2,891,180
Great Portland Estates plc	266,020	3,040,276
Hammerson plc	168,300	1,573,018
Land Securities Group plc	160,900	2,879,128
Shaftesbury plc	52,100	631,701
Total United Kingdom (Cost $5,159,206)		11,015,303

United States — 50.61%
Alexandria Real Estate Equities, Inc.	52,700	4,676,598
American Campus Communities, Inc.	75,200	3,110,272

See Accompanying Notes to Financial Statements.

25

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2014
(unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

United States (Continued)
American Homes 4 Rent, Class A	105,000	$1,788,150
Boston Properties, Inc.	43,000	5,533,670
Equity One, Inc.	86,000	2,180,960
Equity Residential	78,100	5,610,704
Essex Property Trust, Inc.	27,905	5,765,173
Federal Realty Investment Trust	30,200	4,030,492
Health Care REIT, Inc.	65,700	4,971,519
Host Hotels & Resorts, Inc.	157,529	3,744,464
Macerich Co. (The)	26,900	2,243,729
Paramount Group, Inc.*	119,700	2,225,223
Plum Creek Timber Co., Inc.	44,300	1,895,597
Prologis, Inc.	137,207	5,904,017
Simon Property Group, Inc.	63,857	11,628,998
Taubman Centers, Inc.	40,795	3,117,554
Ventas, Inc.	49,900	3,577,830
Vornado Realty Trust	41,000	4,826,110
Washington Prime Group, Inc.	26,978	464,561
Total United States (Cost $48,035,374)		77,295,621
Total Real Estate Investment Trusts (REITS) (Cost $66,545,892)		103,816,639

SHORT TERM INVESTMENT (UNITED STATES) - 1.56%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	2,373,828	2,373,828
Total Short Term Investment (United States) (Cost $2,373,828)		2,373,828
Total Investments — 99.75% (Cost $101,652,679)		152,352,378
Other Assets In Excess Of Liabilities — 0.25%		388,679
Net Assets — 100.00%		$152,741,057

*	Denotes non-income producing security.

	% of Net
Sector Diversification	Assets	Value
Real Estate	90.51%	$138,244,337
Consumer Cyclicals	7.68%	11,734,213
Short-Term Investment	1.56%	2,373,828
Total Investments	99.75%	152,352,378
Other Assets In Excess Of
Liabilities	0.25%	388,679
Net Assets	100.00%	$152,741,057

See Accompanying Notes to Financial Statements.

26

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

December 31, 2014
(unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
ASSETS:
Investments in securities at fair value (Cost $14,407,720, $77,572,179 and $101,652,679)	$19,316,626	$63,398,357	$152,352,378
Cash	57,997	—	145,630
Foreign currency at fair value (Cost $ — , $4,352 and $68,303)	—	4,351	68,223
Dividends receivable	102,436	197,507	624,556
Receivable for investment securities sold	269,765	3,117,063	4,615,834
Receivable for fund shares sold	—	192,271	2,958,548
Tax reclaim receivables	—	204,403	64,091
Prepaid Expenses	14,773	20,557	101,093
Total Assets	19,761,597	67,134,509	160,930,353
LIABILITIES:
Due to custodian	—	1,015,923	—
Payable for investment securities purchased	81,272	—	405,907
Payable for fund shares redeemed	—	356,480	7,245,671
Investment advisor fees payable	2,654	10,064	86,780
Administration fees payable	2,488	10,965	25,745
Transfer agent fees payable	1,000	7,842	15,774
Audit and tax fees payable	20,155	39,334	30,813
Legal fees payable	—	10,410	3,992
Custodian fees payable	3,765	55,226	51,360
Trustee fees payable	324	14,073	17,920
Foreign taxes payable	—	130,496	232,548
Accrued expenses and other payables	3,961	28,014	72,786
Total Liabilities	115,619	1,678,827	8,189,296
NET ASSETS	$19,645,978	$65,455,682	$152,741,057
NET ASSETS consist of:
Par value	39,460	45,175	163,920
Additional paid-in capital	14,476,143	262,410,871	82,415,424
Distributions in excess of net investment income	(518)	(41,967,122)	(19,481,201)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	221,987	(140,838,439)	38,949,262
Net unrealized depreciation on foreign currency	—	(20,981)	(6,047)
Net unrealized appreciation(depreciation) on investment securities	4,908,906	(14,173,822)	50,699,699
NET ASSETS	$19,645,978	$65,455,682	$152,741,057
CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	3,946,002	4,517,458	16,392,021
NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$4.98	$14.49	$9.32

**	For the period July 1, 2014 through July 21, 2014 the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) had imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee was assessed and retained by each Fund for the benefit of their remaining shareholders. Effective July 22, 2014 the Funds have eliminated the redemption fee.

See Accompanying Notes to Financial Statements.

27

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Six Months Ended December 31, 2014

(unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
INVESTMENT INCOME:
Dividends (less foreign taxes withheld $ — , $445,964 and $304,380)	$258,703	$1,552,361	$4,221,019
Total Investment Income	258,703	1,552,361	4,221,019
EXPENSES:
Investment advisory fees (see note C)	74,341	1,280,998	2,213,519
Administration fees	14,868	256,200	442,704
Trustees fees and expenses	854	26,149	38,670
Transfer agent fees	3,565	63,773	87,804
Legal fees	1,147	34,730	52,419
Audit and tax fees	17,253	31,298	22,741
Custodian fees	6,255	110,874	100,895
Registration and filing fees	7,315	20,540	23,403
Miscellaneous expenses	8,864	58,181	56,880
Total Expenses	134,462	1,882,743	3,039,035
Less: expenses waived / reimbursed by Adviser (see note C)	(55,165)	(174,746)	(157,228)
Net Expenses	79,297	1,707,997	2,881,807
Net Investment Income	179,406	(155,636)	1,339,212
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investment transactions	1,535,452	151,945,936	144,166,330
Net realized loss on foreign currency transactions	—	(225,777)	(52,577)
Net change in unrealized appreciation (depreciation) on investment securities*	152,439	(178,129,190)	(159,642,859)
Net change in unrealized depreciation on foreign currency transactions	—	(62,721)	(35,158)
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	1,687,891	(26,471,752)	(15,564,264)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,867,297	$(26,627,388)	$(14,225,052)

* Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in Foreign taxes payable of ($130,496) and ($232,548), respectively, on certain appreciation of certain foreign securities.

See Accompanying Notes to Financial Statements.

28

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Six Months Ended
	December 31, 2014	Year Ended
	(unaudited)	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$179,406	$347,740
Net realized gain on investment transactions	1,535,452	1,761,657
Net change in unrealized appreciation on investment securities	152,439	1,304,919
Net increase in net assets resulting from operations	1,867,297	3,414,316
Distributions From:
Net investment income	(262,081)	(352,126)
Net realized gains on securities	(2,668,463)	(2,664,563)
Total Distributions	(2,930,544)	(3,016,689)
Capital Share Transactions — Institutional Class:
Shares issued	374,563	476,142
Shares reinvested	2,784,822	2,859,714
Shares redeemed	(6,966,345)	(1,096,791)
Net increase (decrease) from capital share transactions	(3,806,960)	2,239,065
Total increase (decrease) in net assets	(4,870,207)	2,636,692
NET ASSETS
Beginning of Period	24,516,185	21,879,493
End of Period	$19,645,978	$24,516,185
Shares Issued and Redeemed — Institutional Class:
Shares issued	3,522,661	98,130
Shares reinvested	560,049	642,529
Shares redeemed	(4,773,936)	(217,278)
	(691,226)	523,381
Undistributed (Overdistributed) Net Investment Income	$(518)	$82,157

See Accompanying Notes to Financial Statements.

29

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Six Months Ended
	December 31, 2014	Year Ended
	(unaudited)	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(155,636)	$19,619,503
Net realized gain (loss) on investment transactions	151,945,936	(12,436,225)
Net realized loss on foreign currency transactions	(225,777)	(166,061)
Net change in unrealized appreciation (depreciation) on investment securities	(178,129,190)	81,890,571
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(62,721)	73,436
Net increase (decrease) in net assets resulting from operations	(26,627,388)	88,981,224
Distributions From:
Net investment income	(17,781,013)	(27,696,659)
Total Distributions	(17,781,013)	(27,696,659)
Capital Share Transactions — Institutional Class:
Shares issued	14,888,842	389,259,109
Shares reinvested	17,045,215	17,794,658
Shares redeemed	(906,483,465)	(216,021,005)
Redemption fees	26,310	81,647
Net increase (decrease) from capital share transactions	(874,523,098)	191,114,409
Total increase (decrease) in net assets	(918,931,499)	252,398,974
NET ASSETS
Beginning of Period	984,387,181	731,988,207
End of Period	$65,455,682	$984,387,181
Shares Issued and Redeemed — Institutional Class:
Shares issued	750,174	20,011,298
Shares reinvested	1,189,478	934,594
Shares redeemed	(46,313,676)	(11,151,435)
	(44,374,024)	9,794,457
Distributions in Excess of Net Investment Income	$(41,967,122)	$(24,030,473)

See Accompanying Notes to Financial Statements.

30

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Six Months Ended
	December 31, 2014	Year Ended
	(unaudited)	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,339,212	$18,834,351
Net realized gain on investment transactions	144,166,330	14,105,474
Net realized loss on foreign currency transactions	(52,577)	(66,302)
Net change in unrealized appreciation (depreciation) on investment securities	(159,642,859)	104,393,672
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(35,158)	48,137
Net increase (decrease) in net assets resulting from operations	(14,225,052)	137,315,332
Distributions From:
Net investment income	(9,124,816)	(23,076,132)
Net realized gains on securities	(81,527,667)	—
Total Distributions	(90,652,483)	(23,076,132)
Capital Share Transactions — Institutional Class:
Shares issued	47,476,952	345,532,645
Shares reinvested	79,070,754	22,203,508
Shares redeemed	(1,154,878,377)	(200,014,449)
Redemption fees	421	78,739
Net increase (decrease) from capital share transactions	(1,028,330,250)	167,800,443
Total increase (decrease) in net assets	(1,133,207,785)	282,039,643
NET ASSETS
Beginning of Period	1,285,948,842	1,003,909,199
End of Period	$152,741,057	$1,285,948,842
Shares Issued and Redeemed — Institutional Class:
Shares issued	3,593,064	20,112,675
Shares reinvested	8,511,384	1,347,300
Shares redeemed	(65,410,096)	(11,598,164)
	(53,305,648)	9,861,811
Distributions in Excess of Net Investment Income	$(19,481,201)	$(11,695,597)

See Accompanying Notes to Financial Statements.

31

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$5.29		$5.32	$4.99	$4.43		$3.34	$2.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.05	(1)	0.09	0.08	0.06		0.04 (1)	0.08
Net Gain on Securities (Realized and Unrealized)	0.48		0.64	0.32	0.55		1.12	1.07
Total from Investment Operations	0.53		0.73	0.40	0.61		1.16	1.15
LESS DISTRIBUTIONS:
Net Investment Income	(0.07)		(0.09)	(0.07)	(0.05)		(0.07)	(0.07)
Net Realized Gains on Securities	(0.77)		(0.67)	—	—		—	—
Total Distributions	(0.84)		(0.76)	(0.07)	(0.05)		(0.07)	(0.07)
REDEMPTION FEES	—		—	— (2)	—	(2)	— (2)	—
Net Asset Value, End of Period	$4.98		$5.29	$5.32	$4.99		$4.43	$3.34

Total Return(3)	10.21	%(4)	16.36%	8.10%	13.88%		34.96%	51.56%
Net Assets, End of Period (thousands)	$19,646		$24,516	$21,879	$24,772		$18,722	$13,582
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80	%(5)	0.80%	0.80%	0.80%		0.80%	0.80%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.36	%(5)	1.27%	1.28%	1.30%		1.44%	1.78%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.81	%(5)	1.57%	1.44%	1.32%		1.09%	2.52%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.25	%(5)	1.09%	0.96%	0.82%		0.45%	1.54%
Portfolio Turnover Rate	40	%(4)	112%	114%	81	%(6)	99%	110%

(1) Per share numbers have been calculated using the average share method.

(2) Amounts represent less than $0.005 per share.

(3) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4) Total return and portfolio turnover rate are not annualized for periods less than one year.

(5) Annualized.

(6) Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

32

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$20.13		$18.72		$15.99	$18.87	$14.20	$13.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	(0.01	)(1)	0.44	(1)	0.27 (1)	0.28 (1)	0.36	0.23 (1)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.58)		1.59		2.81	(2.19)	4.68	0.86
Total from Investment Operations	(1.59)		2.03		3.08	(1.91)	5.04	1.09
LESS DISTRIBUTIONS:
Net Investment Income	(4.05)		(0.62)		(0.35)	(0.97)	(0.37)	(0.25)
Net Realized Gains on Securities	—		—		—	—	—	—
Total Distributions	(4.05)		(0.62)		(0.35)	(0.97)	(0.37)	(0.25)
REDEMPTION FEES(2)	—		—		—	—	—	—
Net Asset Value, End of Period	$14.49		$20.13		$18.72	$15.99	$18.87	$14.20

Total Return(3)	(7.69	)%(4)	11.05%		19.25%	(9.08)%	35.63%	7.96%
Net Assets, End of Period (thousands)	$65,456		$984,387		$731,988	$536,033	$639,480	$447,139
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.00	%(5)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	1.10	%(5)	0.99%		1.00%	1.04%	1.03%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	(0.09	)%(5)	2.23%		1.45%	1.73%	2.11%	1.49%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	(0.19	)%(5)	2.24	%(6)	1.44%	1.69%	2.08%	1.44%
Portfolio Turnover Rate	1	%(4)	9%		8%	13%	10%	8%

(1) Per share numbers have been calculated using the average share method.

(2) Amounts represent less than $0.005 per share.

(3) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4) Total return and portfolio turnover rate are not annualized for periods less than one year.

(5) Annualized.

(6) During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

33

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	(unaudited)		June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010
Net Asset Value, Beginning of Period	$18.45		$16.78		$15.50		$15.87		$12.12	$10.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.04	(1)	0.29	(1)	0.23	(1)	0.21	(1)	0.22	0.19
Net Gain (Loss) on Securities (Realized and Unrealized)	—	(2)	1.74		1.43		(0.13	)(3)	3.79	2.07
Total from Investment Operations	0.04		2.03		1.66		0.08		4.01	2.26
LESS DISTRIBUTIONS:
Net Investment Income	(0.92)		(0.36)		(0.38)		(0.45)		(0.26)	(0.19)
Net Realized Gains on Securities	(8.25)		—		—		—		—	—
Total Distributions	(9.17)		(0.36)		(0.38)		(0.45)		(0.26)	(0.19)
REDEMPTION FEES(2)	—		—		—		—		—	—
Net Asset Value, End of Period	$9.32		$18.45		$16.78		$15.50		$15.87	$12.12

Total Return(4)	0.31	%(5)	12.34%		10.76%		0.89%		33.26%	22.36%
Net Assets, End of Period (thousands)	$152,741		$1,285,949		$1,003,909		$585,169		$347,122	$203,268
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	0.98	%(6)	0.99%		1.00%		1.00%		1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment) Ratio of Net Investment Income to Average Net	1.03	%(6)	0.97%		0.99%		1.02%		1.03%	1.06%
Ratio of Net Investment Income to Average Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	0.45	%(6)	1.67%		1.34%		1.46%		1.65%	1.87%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.40	%(6)	1.68	%(7)	1.35	%(7)	1.45%		1.63%	1.81%
Portfolio Turnover Rate	4	%(5)	18%		19%		14%		18%	19%

(1) Per share numbers have been calculated using the average share method.

(2) Amounts represent less than $0.005 per share.

(3) The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(5) Total return and portfolio turnover rate are not annualized for periods less than one year.

(6) Annualized.

(7) During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

34

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

December 31, 2014

(unaudited)

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. The E.I.I. International Property Fund and E.I.I. Global Property Fund are classified as diversified Funds while the E.I.I. Realty Securities Fund is classified as a non-diversified Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2014, the Adviser and Investor classes have not commenced operations. On January 21, 2015, E.I.I. Realty Securities Fund’s Investor Class shares commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

35

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated day to day fair valuation of each Fund’s portfolio securities to the Adviser using methods approved by the Fund’s Board. BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for following the Funds’ fair valuation policies consistent with the Board approved methods. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

36

 E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2014:

	Total		Level 2	Level 3
	Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	2014	Price	Inputs	Inputs
Investments in Securities*	$19,316,626	$19,316,626	$—	$—
Total	$19,316,626	$19,316,626	$—	$—

* See Schedule of Investments for geographic and industry sector breakouts.

	Total		Level 2	Level 3
	Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	2014	Price	Inputs	Inputs
Common Stock:
Germany	$2,360,829	$2,360,829	$—	$—
Hong Kong	12,549,461	2,016,267	10,533,194	—
Japan	14,805,372	—	14,805,372	—
Singapore	5,761,241	1,004,538	4,756,703	—
Spain	839,972	—	839,972	—
Sweden	836,124	—	836,124	—
Thailand	1,193,703	1,193,703	—	—
United Kingdom	3,168,221	2,262,877	905,344	—
Real Estate Investment Trust:
Australia	6,302,483	—	6,302,483	—
France	2,754,214	—	2,754,214	—
Netherlands	2,687,766	—	2,687,766	—
Spain	736,706	736,706	—	—
United Kingdom	9,242,996	—	9,242,996	—
Warrants	159,269	159,269	—	—
Total	$63,398,357	$9,734,189	$53,664,168	$—

	Total		Level 2	Level 3
	Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	2014	Price	Inputs	Inputs
Common Stock:
Germany	$1,908,558	$1,908,558	$—	$—
Hong Kong	12,126,840	2,713,817	9,413,023	—
Japan	16,608,543	—	16,608,543	—
Singapore	6,692,096	483,221	6,208,875	—
Spain	980,990	—	980,990	—
Sweden	1,686,256	—	1,686,256	—
Thailand	1,910,750	1,910,750	—	—
United Kingdom	1,280,716	—	1,280,716	—
United States	2,967,162	2,967,162	—	—
Real Estate Investment Trusts:
Australia	5,769,123	—	5,769,123	—
Canada	3,593,484	3,593,484	—	—

37

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

	Total		Level 2	Level 3
	Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	2014	Price	Inputs	Inputs
France	2,188,904	—	2,188,904	—
Netherlands	2,877,667	—	2,877,667	—
Spain	1,076,537	1,076,537	—	—
United Kingdom	11,015,303	—	11,015,303	—
United States	77,295,621	77,295,621	—	—
Short-Term Investment	2,373,828	2,373,828	—	—
Total	$152,352,378	$94,322,978	$58,029,400	$—

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 1 investments presented above, equity investments amounting to $806,208,910 and $534,892,502 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign IncomeTaxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend.

38

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of December 31, 2014, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and expect risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

39

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with EII Realty Securities, Inc. (the “Adviser” or “EII”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

EII will also provide administrative services to the Funds. Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. EII has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which EII pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the six months ended December 31, 2014 was $62,500.

Distributor

Foreside Funds Distributors LLC is the Trust’s principal underwriter and acts as theTrust’s distributer in connection with the offering of Funds shares. The Distributor is not affiliated with the Trust, the Adviser or any other service provider for the Funds.

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or absorb the expenses of the Funds to the extent necessary to limit the total annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average daily net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of (i.e. recoup) a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above. The total amount of fees waived and/or absorbed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

40

 E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund

Six Months ended December 31, 2014	$55,165	$174,746	$157,228
Fiscal Year ended 2014	105,396	—	—
Fiscal Year ended 2013	112,192	10,964	—
Fiscal Year ended 2012	101,853	220,105	—
Total	$374,606	$405,815	$157,228

D. Investment Transactions:

For the six months ended December 31, 2014, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Purchases	$7,600,917	$3,482,150	$20,415,760
Sales	13,987,575	846,823,035	1,086,986,251

E. Components of Distributable Earnings:

As of June 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$687,584	$17,780,282	$9,123,851
Undistributed Capital Gains	919,681	—	—
Unrealized appreciation*	4,586,357	116,244,698	186,339,377
Total accumulated earnings	$6,193,622	$134,024,980	$195,463,228

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012.

As of June 30, 2014, the Funds had pre-enactment net capital loss carryforwards available to offset possible future gains as follows:

	Capital Loss
Fund	Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$—	$—	$—	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(20,418,511)	—	(20,418,511)	—

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of June 30, 2014:

41

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2014

(unaudited)

Fund	Short-Term	Long-Term
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	(3,580,178)	(24,129,916)
E.I.I. Global Property Fund	—	—

F. Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2014. For the fiscal year ended June 30, 2014 the Funds deferred to July 1, 2014 the following losses:

	Late-Year Ordinary	Short-Term Capital Loss	Long-Term Capital Loss
Fund	Losses Deferral	Deferral	Deferral
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	(869,941)	(7,518,439)
E.I.I. Global Property Fund	—	—	—

G. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2014 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$14,407,720	$4,924,959	$(16,053)	$4,908,906
E.I.I. International Property Fund	77,572,179	6,031,521	(20,205,343)	(14,173,822)
E.I.I. Global Property Fund	101,652,679	55,433,904	(4,734,205)	50,699,699

H. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

December 31, 2014

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

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44

Investment Adviser & Administrator	Legal Counsel
EII Realty Securities, Inc.	Kramer, Levin, Naftalis & Frankel LLP
640 Fifth Avenue 8th Floor	1177 Avenue of the Americas
New York, NY 10019	New York, NY 10036

Sub-Administrator	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Ernst & Young LLP
4400 Computer Drive	5 Times Square
Westborough, MA 01581-5120	New York, NY 10036

Transfer Agent	Officers & Trustees
BNY Mellon Investment Servicing (US) Inc.	Richard J. Adler, President,
760 Moore Road	Chief Executive Officer & Trustee
King of Prussia, PA 19406	Kathleen Heineken, Secretary
Michael J. Meagher, Treasurer &
Custodian	Chief Compliance Officer
The Bank of New York Mellon	Warren K. Greene, Independent Trustee
2 Hanson Place	Karin Shewer, Independent Trustee
Brooklyn, NY 11217	Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee
Distributor	Michael J. Abbott, Independent Trustee
Foreside Funds Distributors LLC	Glenn R. Mueller, Independent
400 Berwyn Park	Chairman & Trustee
899 Cassatt Road
Berwyn, PA 19312
www.foreside.com

45

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	2/24/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	2/24/2015

By (Signature and Title)*	/s/ Michael J. Meagher
Michael J. Meagher, Treasurer
(principal financial officer)

Date	2/24/2015

* Print the name and title of each signing officer under his or her signature.